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                                                                    EXHIBIT 10.4









                                     VIRAGE
                                     LOGIC







                            VIRAGE LOGIC CORPORATION
                                FY2000 EXECUTIVE
                           VARIABLE INCENTIVE PAY PLAN



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                                TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
Section 1: POLICIES & PRACTICES.................................................  1
           Purpose..............................................................  1
           Previous Plans.......................................................  1
           Eligibility Scope....................................................  1
           Participation Targets................................................  1
           Enrollment...........................................................  2
           New Hires............................................................  2
           Internal Transfers...................................................  2
           Promotion Outside Focal..............................................  2
           Plan Metrics.........................................................  2
           Plan Changes.........................................................  2
           Reorganizations......................................................  2
           Payment Cycles.......................................................  3
           VIP Calculations.....................................................  3
           Terminations- Voluntary and Involuntary..............................  3
           Leaves of Absence-Medical/Family/Personal/Sabbatical.................  4
           Communication........................................................  4
           Exceptions...........................................................  4
           Plan Amendments......................................................  4
           Roles................................................................  4

Section 2: Variable Incentive Pay Plans.........................................  5
           Appendix "A".........................................................  5
           VIP Enrollment Sheet.................................................  7



                                      -i-
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SECTION 1:     POLICIES & PRACTICES

PURPOSE

        To enhance shareholder value by promoting strong linkages between employee contributions and company performance.

        To provide a variable pay plan that directly supports the achievement of company annual business objectives.

PREVIOUS PLANS

        Virage Logic Variable Incentive Pay Plan in effect prior to the FY2000 plan does not apply to results achieved in FY2000.

ELIGIBILITY SCOPE

        The following exempt job types with pay grades equal to or higher than E08 are eligible to participate in the FY2000 Wage Logic Variable Incentive Pay
Plan:

        E09 President, VIP's
        E08 Directors

        Participants may NOT be enrolled in more than one plan at a time.

        Participants must be employed as of the plan payout date with a performance rating of New in Job, Consistently Meets Peer Performance, or Consistently Exceeds Peer Performance to be eligible for payout. Employees on Performance Improvement Plans as of the plan payout date are not eligible for VIP payout.

        - State and Federal taxes are withheld at the supplemental rate

        - 401(k) contributions are deducted, if applicable.

PARTICIPATION TARGETS

            PAY LEVEL      PERCENT OF BASE PAY       REQUIRE/OPTIONAL
            ---------      -------------------       ----------------
               E08                 15%                   Required
               E09                 25%                   Required



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ENROLLMENT

        Annual enrollment is completed at the beginning of the Fiscal Plan year. If there is no enrollment sheet on file with Corporate Compensation for the FY2000 plan, no portion of the variable component will be paid for FY2M performance.

        All new VIP participants as of the Focal will be enrolled effective April 1, 1999. An enrollment sheet for new participants must be completed and forwarded to compensation within 30 days of the Focal effective date.

        Any increase in participation level at Focal will be effective April 1, 1999 and does not require a new enrollment form.

NEW HIRES

        New employees with VIP participation as part of the hire offer will be eligible effective the first of the month following effective date of hire. An enrollment sheet must be completed and forwarded to compensation within 30 days of the hire date.

INTERNAL TRANSFERS

        Not-applicable

PROMOTION OUTSIDE FOCAL

        When promoted from a non-eligible pay level to a pay level eligible for VIP, VIP (if elected by the manager when optional) is effective the first of the month following the promotion effective date. A new enrollment sheet must be completed and forwarded to compensation within 30 days of the promotion date.

PLAN METRICS

        All annual VIP targets are set by executive management, and are subject to change during the plan year.

PLAN CHANGES

        In the event of a material change to an existing plan (to be determined by the Corporate Compensation Committee), the plan administrator will coordinate distribution of new plans and enrollment forms to the affected participants.

REORGANIZATIONS

        The Corporate Compensation Committee will make the final decision regarding plain champs due to reorganizations.



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PAYMENT CYCLES

        Annual VIP payouts are paid by October 31st following the end of the fiscal plan year.

VIP CALCULATIONS

        VIP payouts are calculated based on individual target dollars and achievement of plan objectives. Individual target dollars are determined on an ongoing basis throughout the plan year. If individual base pay or VIP percentage changes, target dollars change. The VIP Plan is intended to recognize group performance. Individual payouts are non-discretionary below E09 (or equivalent) pay grade.

        Calculation Example:

        Base      VIP
        Date     Action      Target              Pay     Percentage   Calculation     Dollars
        October    I     Plan Year Begins      100.000      15%       15,000 - 12      3,750
                             mo. X 3 mo.

        April      I     Focal Pay Change      105,000      15%       15,750 - 12      7.875
                             mo. X 6 mo.

        July       I     Promotion            130.0"00      25        10,833 - 12      2,708
                             mo. X 3 Mo.

        Total Annual Target Dollars                                                   14,333

        (CERTAIN ONE-TIME CHARGES; MAY BE EXCLUDED. THE UNPLANNED FINANCIAL IMPACTS OF ACQUISITIONS AND DIVESTITURES WILL NOT BE INCLUDED FOR THE YEW IN WHICH THEY WERE ACQUIRED. THE BOARD OF DIRECTORS WILL REVIEW YEAR-END RESULTS TO ENSURE CONSISTENCY WITH BUSINESS EXPECTATIONS. THE CORPORATE COMPENSATION COMMITTEE WILL REVIEW PAYOUTS ON AN ANNUAL BASIS).

TERMINATIONS-VOLUNTARY AND INVOLUNTARY

        To be eligible for payout under any FY2000 VIP plan, the participant must be a Virage Logic employee, or an employee of a subsidiary or branch office of Virage Logic Corporation as of the payout date.



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        In the event of an employee's death, participation in any VIP plan will continue for 30 days following the date of death, or the end of the plan year, whichever occurs first. Earned prorated VIP payments will be paid to the employee's estate after the end of the plan year according to the standard payout schedule.

LEAVES OF ABSENCE-MEDICAL/FAMILY/PERSONAL/SABBATICAL

        Before a personal leave begins, employees must use all accrued PTO hours until depleted. Once PTO hours are depleted, employees will be placed on an unpaid leave status. VIP payout calculations will include time charged to PTO. VIP Payouts for employees with leaves of absence less than or equal 90 days during FY2000 will not be prorated to exclude the leave of absence.

        VIP payouts for employees with unpaid leaves of absence over 90 days in duration during FY2000 will be prorated to exclude the entire leave of absence.

COMMUNICATION

        VIP plan participation is communicated to participants by HR and the employees' manager at the beginning of the Plan year. Performance objectives are communicated to participants by the CFO and the Departmental Managers with approval of the CFO, as soon as the annual targets are finalized. The CFO on a quarterly basis communicates updates on progress toward objectives to participants.

EXCEPTIONS

        Unique situations that were not anticipated in this document may require an adjustment to variable compensation. The Corporate Compensation Committee must approve all exceptions.

PLAN AMENDMENTS

        This plan reflects company structure at time of plan approval. Virage Logic reserves the right to amend this plan at any time with reasonable notice.

ROLES

             CORPORATE COMPENSATION COMMITTEE           PLAN ADMINISTRATOR
             --------------------------------           ------------------
                      Adarn KabLanian                       Renae Hogan
                        Alex Shubat
                     James R. Pekarsky



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SECTION 2:     VARIABLE INCENTIVE PAY PLANS

Plan Type:                50% Revenue / 50% Operating Profit
Plan Number:              1001
Plan Purpose:             The purpose of the Virage Logic VIP plan is to link employee contributions and company performance.
FY2000 Eligibility:       Employees in Pay Grades E08 - E09
Plan Metric:              Payout will be determined on achievement of
                          corporate performance as measured by FY2000 planned
                          revenue and pre-tax Income for the year. Operating
                          Profit Dollars will be adjusted for unusual accounting
                          items as directed by the Board of Directors.
Revenue Payout Table:     Payout is based on the following table. Performance and payout above
                          Plan is capped at 2X.  The payout is interpolated; payout will be rounded to the nearest whole percent.  Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employees' VIP percentage X payout %).



                        *Plan Is Capped at 2X payout
                        ------------------------------------------------------------------------
                                              Qtr. Revenue Targets ($M)
                        Revenue as a
                          % of Plan    Q1'00    Q2'00    Q3'00    Q4'00      YTD     Payout %
                        -------------- ------- -------- -------- --------- -------- ------------
                              130%      6.7      6.5      7.2      7.9      27.3       200%
                              124%      5.5      6.2      6.8      7.6      26.0       180%
                              118%      5.2      5.9      6.5      7.2      24.8       160%
                              112%      4.9      5.6      6.2      6.8      23.5       140%
                              106%      4.7      5.3      5.8      6.5      22.3       120%
                              100%      4.4      5.0      5.5      6.1      21.0       100%
                               98%      4.3      4.9      5.4      6.0      20.6        67%
                               94%      4.1      4.7      5.2      5.7      19.7        33%
                               89%      3.9      4.5      4.9      5.4      18.7        20%
                               85%      3.7      4.3      4.7      5.2      17.9        15%
                               80%      3.5      4.0      4.4      4.9      16.8        10%
                              <80%                                                       0%


Operating Profit          Payout is based on the following table. Performance and payout above
Payout Table:             Plan is capped at 2X.  The payout is interpolated; payout will be rounded to the nearest whole percent.  Individual quarterly payments will be calculated as follows: (employee's salary paid during the quarter X employees' VIP percentage X payout %).



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
                        PLAN IS CAPPED AT 2X PAYOUT
                        ------------------------------------------------------------------------
                                                  QTR. PROFIT TARGETS ($M)
                        OPERATING PROFIT AS
                            A % OF PLAN       Q1'00   Q2'00   Q3'00   Q4'00    YTD    PAYOUT %
                        --------------------- ------- ------- ------- ------- ------ -----------
                                200%           0.6     0.8     1.2     2.2     4.8      200%
                                190%           0.6     0.8     1.1     2.1     4.6      190%
                                180%           0.5     0.7     1.1     2.0     4.3      180%
                                170%           0.5     0.7     1.0     1.9     4.1      170%
                                160%           0.5     0.6     1.0     1.8     3.8      160%
                                150%           0.5     0.6     0.9     1.7     3.6      160%
                                140%           0.4     0.6     0.8     1.5     3.4      140%
                                130%           0.4     0.5     0.8     1.4     3.1      130%
                                120%           0.4     0.6     0.7     1.3     2.9      120%
                                110%           0.3     0.4     0.7     1.2     2.6      110%
                                100%           0.3     0.4     0.6     1.1     2.4      100%
                                 98%           0.3     0.4     0.6     1.1     2.3       67%
                                 94%           0.3     0.4     0.6     1.0     Z2        33%
                                 85%           0.3     0.4     0.5     1.0     2.1       20%
                                 80%           0.3     0.3     0.5     0.9     2.0       15%
                                 80%           0.2     0.3     0.5     0.9     1.9       10%
                                                                                          0%


Special Note:             The minimum operating profit % (excluding extraordinary charges) must be met first to qualify for the revenue accelerator otherwise the revenue payout caps at 100%.  There will be no VIP payout if the company incurs an operating pre-tax loss for FY2000.



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